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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported)  September 1,
                              2004


                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)


             Delaware                  0-11720                52-1206400
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification No.)

                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)

                         (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

                         Not Applicable
  (Former name or former address, if changed from last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to  Rule  14d-
          2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to  Rule  13e-
          4(c) under the Exchange Act (17 CFR 240.13e-4c))
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Item 1.01.  Entry into a Material Definitive Agreement

     On September 1, 2004, Air T, Inc. (the "Company") signed a promissory note amending its $7,000,000 secured long-term revolving credit line to extend its expiration date to August 31, 2006. In order to more closely match the credit line's limits to the Company's financing needs in light of its current cash balances, the Company agreed to reduce the credit line's limit to $3,500,000 from September 1, 2004 to December 31, 2004. A copy of the September 1, 2004 promissory note is attached hereto as
Exhibit 10.1 and incorporated herein by reference. The description of the promissory note contained herein is qualified in its entirety by the terms of the promissory note incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.


     (c)  Exhibits

          Exhibit 10.1   Promissory  note  dated   as   of
                         September 1, 2004 of the Company and its subsidiaries in favor of Bank of America
                         N.A. .

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004

                          AIR T, INC.


                              By: /s/ John J. Gioffre
                                      John   J.   Gioffre,   Vice
                                      President-Finance and Secretary

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                          Exhibit Index


Exhibit                    Description

Exhibit 10.1 Promissory note dated as of September 1, 2004 of the Company and its subsidiaries in favor of Bank of America N.A.





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